Exhibit 10.3

Suite 2500, 1360 Post Oak Blvd. Houston, Texas 77056 P.O. Box 460047 Houston, Texas 77056-8047

Principals	Telephone:	(713) 850 9955
William B. Cline	Facsimile:	(713) 850 9966
Peter D. Gaffney	e-Mail:	gcah@gaffney-cline.com

C1191.00/IASF/LT1582

Buenos Aires, June 25, 2007

Ingeniero

Aquiles Rattia Regalado

Director de Control de Reservas

Repsol YPF S.A.

Paseo de la Castellana 278-280

28046 Madrid

Spain

Re: Consent of Gaffney, Cline & Associates

Dear Ing. Rattia:

Gaffney, Cline & Associates (GCA) prepared for and submitted to Repsol YPF S.A. the following entitled reports:

•	“Crude Oil and Natural Gas Reserve Audit Certification of Repsol YPF Fields in San Jorge Basin Effective December 31, 2005”;

•	“Hydrocarbon Liquids and Natural Gas Reserve Audit and Certification for the Loma la Lata Field Effective December 31, 2005”;

•	Hydrocarbon Liquids and Natural Gas Reserve Audit and Certification for the San Alberto and San Antonio Fields Effective December 31, 2005”;

•	“Crude Oil and Natural Gas Reserve Audit Certification of Repsol YPF Participation in the Albacora Leste Field Effective December 31, 2006”;

•	“Crude Oil and Natural Gas Reserve Audit Certification of Minor and Non-Operated Fields in Argentina Sur Effective December 31, 2006”;

•	“Crude Oil and Natural Gas Reserve Audit Certification of Non-Operated Properties in Argentina Oeste Business Unit Effective December 31, 2006”;

We hereby consent to the references to GCA and the inclusion of information derived from the above-mentioned reports in Section 2.2.1.1. “Oil and Gas Reserves” in Repsol YPF’s annual report on Form 20-F for the year ended December 31, 2006; and in the “Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information)” in the Consolidated Financial Statements included therein.

UNITED KINGDOM	UNITED STATES	SINGAPORE	AUSTRALIA	ARGENTINA	BRAZIL	VENEZUELA

Gaffney, Cline & Associates

C1191.00/IASF/LT1582

Repsol YPF S.A.

Consent letter

June 25, 2007

We also consent to the reference to GCA and the inclusion of information derived from our reports through incorporation by reference of the named Form 20-F in Registration Statements Nos. 333-12254 and 333-10668 filed with the United States Securities and Exchange Commission.

GCA also audited certain areas in Argentina and Brazil in which Repsol YPF has interest. These external audits were performed with an as of date of September 30, 2006.

Very truly yours,

GAFFNEY, CLINE & ASSOCIATES

Ivan Simoes Filho Southern Cone Area Manager